Exhibit 99.2

BRISTOL-MYERS SQUIBB COMPANY

NET SALES

QUARTERLY SALES TREND ANALYSIS

($ in millions)

Net Sales	2006							2007							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Pharmaceuticals	$3,700	$3,859	$7,559	$3,154	$10,713	$3,148	$13,861	$3,457	$3,851	$7,308					—	-3%
US Pharmaceuticals	2,064	2,197	4,261	1,609	5,870	1,501	7,371	1,932	2,235	4,167					2%	-2%
Primary Care	1,409	1,441	2,850	819	3,669	648	4,317	1,090	1,344	2,434					-7%	-15%
Oncology/Virology	419	458	877	494	1,371	525	1,896	504	511	1,015					12%	16%
Neuroscience	231	280	511	262	773	297	1,070	298	327	625					17%	22%
Immunoscience	5	18	23	34	57	31	88	40	53	93					194%	*
Europe and Middle East Medicines	1,024	1,000	2,024	886	2,910	934	3,844	916	939	1,855					-6%	-8%
															—
Latin America/Canada	288	303	591	300	891	306	1,197	297	311	608					3%	3%
Asia/Pacific Medicines	279	320	599	318	917	349	1,266	289	333	622					4%	4%
Nutritionals	565	582	1,147	582	1,729	618	2,347	606	620	1,226					7%	7%
Other Health Care	411	430	841	418	1,259	447	1,706	413	457	870					6%	3%
ConvaTec	230	262	492	265	757	291	1,048	254	286	540					9%	10%
Medical Imaging	181	168	349	153	502	156	658	159	171	330					2%	-5%
Total Company	$4,676	$4,871	$9,547	$4,154	$13,701	$4,213	$17,914	$4,476	$4,928	$9,404					1%	-1%

% of Total Sales	2006							2007							Basis Point Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Pharmaceuticals	79.1%	79.2%	79.2%	75.9%	78.2%	74.7%	77.4%	77.2%	78.1%	77.7%					(110)	(150)
US Pharmaceuticals	44.1%	45.1%	44.6%	38.7%	42.8%	35.6%	41.1%	43.2%	45.4%	44.3%					30	(30)
Primary Care	30.1%	29.6%	29.9%	19.7%	26.8%	15.4%	24.1%	24.4%	27.3%	25.9%					(230)	(400)
Oncology/Virology	9.0%	9.4%	9.2%	11.9%	10.0%	12.5%	10.5%	11.3%	10.4%	10.8%					100	160
Neuroscience	4.9%	5.7%	5.3%	6.3%	5.6%	7.0%	6.0%	6.7%	6.6%	6.6%					90	130
Immunoscience	0.1%	0.4%	0.2%	0.8%	0.4%	0.7%	0.5%	0.8%	1.1%	1.0%					70	80
Europe and Middle East Medicines	21.9%	20.5%	21.2%	21.3%	21.2%	22.2%	21.5%	20.5%	19.1%	19.7%					(140)	(150)
Latin America/Canada	6.2%	6.2%	6.2%	7.2%	6.5%	7.3%	6.7%	6.6%	6.3%	6.5%					10	30
Asia/Pacific Medicines	6.0%	6.6%	6.3%	7.7%	6.7%	8.3%	7.1%	6.5%	6.8%	6.6%					20	30
Nutritionals	12.1%	12.0%	12.0%	14.0%	12.6%	14.7%	13.1%	13.5%	12.6%	13.0%					60	100
Other Health Care	8.8%	8.8%	8.8%	10.1%	9.2%	10.6%	9.5%	9.3%	9.3%	9.3%					50	50
ConvaTec	4.9%	5.4%	5.2%	6.4%	5.5%	6.9%	5.8%	5.7%	5.8%	5.8%					40	60
Medical Imaging	3.9%	3.4%	3.6%	3.7%	3.7%	3.7%	3.7%	3.6%	3.5%	3.5%					10	(10)
															—	—
Total Company	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

*	In Excess of +/- 200%

BRISTOL-MYERS SQUIBB COMPANY

SEGMENT SALES AND COMPOSITION OF CHANGE IN SALES FOR TOTAL COMPANY

FOR THE PERIOD ENDED JUNE 30, 2007

($ in millions)

QUARTER-TO-DATE
	Pharmaceuticals	Nutritionals	Convatec	Medical Imaging	Total Company
Price Increases/(Decreases)	1%	2%	—	—	1%
Foreign Exchange	2%	3%	4%	1%	2%
Volume	-3%	2%	5%	1%	-2%

Total Change	—	7%	9%	2%	1%

Total 2007 Period to Date Sales	$3,851	$620	$286	$171	$4,928
Total 2006 Period to Date Sales	$3,859	$582	$262	$168	$4,871

YEAR-TO-DATE
	Pharmaceuticals	Nutritionals	Convatec	Medical Imaging	Total Company
Price Increases/(Decreases)	1%	2%	-1%	-2%	1%
Foreign Exchange	2%	2%	5%	1%	2%
Volume	-6%	3%	6%	-4%	-4%

Total Change	-3%	7%	10%	-5%	-1%

Total 2007 Period to Date Sales	$7,308	$1,226	$540	$330	$9,404
Total 2006 Period to Date Sales	$7,559	$1,147	$492	$349	$9,547

BRISTOL-MYERS SQUIBB COMPANY

CONSOLIDATED STATEMENT OF EARNINGS

($ in millions, except per share amounts)

	2006								2007							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr		Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Net Sales	$4,676	$4,871	$9,547	$4,154	$13,701	$4,213		$17,914	$4,476	$4,928	$9,404					1%	-1%
Cost of products sold	1,476	1,568	3,044	1,465	4,509	1,447		5,956	1,392	1,549	2,941					-1%	-3%
Marketing, selling and administrative	1,238	1,181	2,419	1,189	3,608	1,311		4,919	1,158	1,209	2,367					2%	-2%
Advertising and product promotion	295	352	647	286	933	418		1,351	269	368	637					5%	-2%
Research and development	750	740	1,490	756	2,246	821		3,067	807	778	1,585					5%	6%
Provision for restructuring, net	1	3	4	2	6	53		59	37	7	44					133%	*
Litigation (income)/expense, net	(21)	(14)	(35)	(9)	(44)	346		302	—	14	14					200%	140%
Gain on sale of product assets	(200)	—	(200)	—	(200)	—		(200)	—	(26)	(26)					—	87%
Equity in net income of affiliates	(93)	(125)	(218)	(118)	(336)	(138)		(474)	(126)	(128)	(254)					-2%	-17%
Other expense/(income), net	37	56	93	(34)	59	240		299	22	—	22					-100%	-76%

Total expenses	3,483	3,761	7,244	3,537	10,781	4,498		15,279	3,559	3,771	7,330					0%	1%

Earnings/(Loss) Before Minority Interest and Income Taxes	1,193	1,110	2,303	617	2,920	(285)		2,635	917	1,157	2,074					4%	-10%
Provision/(Benefit) for income taxes	328	256	584	193	777	(167)		610	86	257	343					0%	-41%
Minority interest, net of taxes	151	187	338	86	424	16		440	141	194	335					4%	-1%

Net Earnings/(Loss)	$714	$667	$1,381	$338	$1,719	$(134)		$1,585	$690	$706	$1,396					6%	1%

Interest expense on conversion of convertible debt bonds, net of tax	8	8	16	9	25	—	(1)	— (2)	9	9	18

Net Earnings/(Loss) used for diluted earnings per common share calculation	$722	$675	$1,397	$347	$1,744	$(134	)(1)	$1,585 (2)	$699	$715	$1,414

Diluted Earnings/(Loss) per Common Share**	$0.36	$0.34	$0.70	$0.17	$0.88	$(0.07	)(1)	$0.81 (2)	$0.35	$0.36	$0.71					6%	1%
Average Common Shares Outstanding - Diluted	1,988	1,994	1,992	1,992	1,991	1,961	(1)	1,963 (2)	1,997	2,006	2,002					1%	1%
Dividends declared per common share	$0.28	$0.28	$0.56	$0.28	$0.84	$0.28		$1.12	$0.28	$0.28	$0.56					—	—

% of Net Sales	2006								2007							Basis Point Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr		Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Gross Margin	68.4%	67.8%	68.1%	64.7%	67.1%	65.7%		66.8%	68.9%	68.6%	68.7%					80	60
Cost of products sold	31.6%	32.2%	31.9%	35.3%	32.9%	34.3%		33.2%	31.1%	31.4%	31.3%					(80)	(60)
Marketing, selling and administrative	26.5%	24.2%	25.3%	28.6%	26.3%	31.1%		27.5%	25.9%	24.5%	25.2%					30	(10)
Advertising and product promotion	6.3%	7.2%	6.8%	6.9%	6.8%	9.9%		7.5%	6.0%	7.5%	6.8%					30	0
Research and development	16.0%	15.2%	15.6%	18.2%	16.4%	19.5%		17.1%	18.0%	15.8%	16.9%					60	130
Total expenses	74.5%	77.2%	75.9%	85.1%	78.7%	106.8%		85.3%	79.5%	76.5%	77.9%					(70)	200
Earnings/(Loss) Before Minority Interest and Income Taxes	25.5%	22.8%	24.1%	14.9%	21.3%	-6.8%		14.7%	20.5%	23.5%	22.1%					70	(200)
Net Earnings/(Loss)	15.3%	13.7%	14.5%	8.1%	12.5%	-3.2%		8.8%	15.4%	14.3%	14.8%					60	30
Other Ratios
Effective Tax Rate	27.5%	23.1%	25.4%	31.3%	26.6%	58.6%		23.1%	9.4%	22.2%	16.5%					(90)	(890)

Other (Income)/ Expense, net	2006								2007							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr		Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Interest expense	$116	$124	$240	$130	$370	$128		$498	$109	$107	$216					-14%	-10%
Interest income	(62)	(65)	(127)	(74)	(201)	(73)		(274)	(53)	(62)	(115)					5%	9%
Foreign exchange transaction (gains)/losses	(12)	23	11	(11)	—	6		6	8	(5)	3					-122%	-73%
Other, net	(5)	(26)	(31)	(79)	(110)	179		69	(42)	(40)	(82)					-54%	-165%

	$37	$56	$93	($34)	$59	$240		$299	$22	$0	$22					-100%	-76%

*	in excess of +/- 200%
**	quarterly amounts may not add to the year-to-date totals due to rounding of individual calculations.
(1)	as a result of the Q4 2006 net loss, Diluted Average Common Shares Outstanding and Loss per Common Share are equal to Basic Average Common Shares Outstanding and Loss per Common Share.
(2)	assumed interest amount and the assumed conversion of convertible debt are not used for Diluted Earnings per Common Share calculation as the impact of convertible debt is anti-dilutive.

BRISTOL-MYERS SQUIBB COMPANY

WORLDWIDE NET SALES BY PRODUCT

QUARTERLY SALES TREND ANALYSIS

($ in millions)

	2006							2007							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Total Company	$4,676	$4,871	$9,547	$4,154	$13,701	$4,213	$17,914	$4,476	$4,928	$9,404					1%	-1%

PHARMACEUTICALS	3,700	3,859	7,559	3,154	10,713	3,148	13,861	3,457	3,851	7,308					—	-3%

Cardiovascular	1,917	1,907	3,824	1,239	5,063	1,093	6,156	1,475	1,763	3,238					-8%	-15%
Plavix	986	1,145	2,131	630	2,761	496	3,257	938	1,189	2,127					4%	—
Pravachol	536	323	859	192	1,051	146	1,197	135	132	267					-59%	-69%
Avapro/ Avalide	233	280	513	277	790	307	1,097	270	297	567					6%	11%
Coumadin	55	55	110	53	163	57	220	46	52	98					-5%	-11%

Virology	468	524	992	532	1,524	580	2,104	590	608	1,198					16%	21%
Reyataz	207	236	443	233	676	255	931	263	254	517					8%	17%
Sustiva Franchise***	175	193	368	201	569	222	791	226	233	459					21%	25%
Baraclude	11	14	25	22	47	36	83	45	59	104					*	*

Oncology	361	401	762	399	1,161	394	1,555	355	360	715					-10%	-6%
Erbitux	138	172	310	175	485	167	652	160	162	322					-6%	4%
Taxol	147	149	296	137	433	130	563	111	95	206					-36%	-30%
Sprycel	—	—	—	11	11	14	25	21	35	56					—	—

Affective (Psychiatric) Disorders	323	376	699	354	1,053	404	1,457	408	458	866					22%	24%
Abilify**	283	324	607	313	920	362	1,282	366	412	778					27%	28%

Immunoscience	5	18	23	34	57	32	89	41	55	96					*	*
Orencia	5	18	23	34	57	32	89	41	55	96					*	*

Other Pharmaceuticals
Efferalgan	68	62	130	62	192	74	266	81	69	150					11%	15%

NUTRITIONALS	565	582	1,147	582	1,729	618	2,347	606	620	1,226					7%	7%
Enfamil	237	253	490	246	736	271	1,007	254	267	521					6%	6%
Enfagrow	67	59	126	69	195	67	262	72	70	142					19%	13%

OTHER HEALTH CARE	411	430	841	418	1,259	447	1,706	413	457	870					6%	3%

CONVATEC	230	262	492	265	757	291	1,048	254	286	540					9%	10%
Ostomy	123	141	264	139	403	151	554	130	150	280					6%	6%
Wound Therapeutics	98	107	205	113	318	123	441	107	119	226					11%	10%

MEDICAL IMAGING	181	168	349	153	502	156	658	159	171	330					2%	-5%
Cardiolite	103	105	208	97	305	103	408	99	106	205					1%	-1%

*	In excess of +/- 200%
**	Includes alliance revenue from the co-promotional agreement with Otsuka Pharmaceutical Co., Ltd.
***	Beginning in the third quarter of 2006, the Sustiva Franchise includes sales of branded Sustiva, as well as revenue of bulk efavirenz included in the combination therapy, Atripla. Atripla is sold through a joint venture with Gilead Sciences, Inc.

BRISTOL-MYERS SQUIBB COMPANY

DOMESTIC* NET SALES BY PRODUCT

QUARTERLY SALES TREND ANALYSIS

($ in millions)

	2006							2007							% Change		% Change in U.S. Total Prescription****
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD
Total Company	$2,638	$2,806	$5,444	$2,170	$7,614	$2,115	$9,729	$2,505	$2,830	$5,335					1%	-2%

PHARMACEUTICALS	2,076	2,205	4,281	1,619	5,900	1,517	7,417	1,944	2,243	4,187					2%	-2%

Cardiovascular	1,341	1,330	2,671	752	3,423	616	4,039	1,045	1,279	2,324					-4%	-13%
Plavix	850	988	1,838	474	2,312	343	2,655	787	1,015	1,802					3%	-2%	1%	-18%
Pravachol	302	128	430	73	503	50	553	57	47	104					-63%	-76%	-74%	-82%
Avapro/ Avalide	139	167	306	159	465	182	647	163	170	333					2%	9%	-2%	-2%
Coumadin	47	46	93	45	138	48	186	38	43	81					-7%	-13%	-16%	-16%

Virology	259	270	529	292	821	327	1,148	319	323	642					20%	21%
Reyataz	119	122	241	129	370	144	514	143	138	281					13%	17%	13%	15%
Sustiva Franchise*****	108	115	223	128	351	144	495	144	147	291					28%	30%	25%	25%
Baraclude	9	9	18	14	32	18	50	17	20	37					122%	106%	77%	98%

Oncology	159	187	346	201	547	195	742	182	187	369					—	7%
Erbitux	136	172	308	173	481	165	646	158	160	318					-7%	3%	N/A	N/A
Taxol	4	4	8	2	10	2	12	4	4	8					—	—	N/A	N/A
Sprycel	—	—	—	11	11	11	22	10	14	24					—	—	N/A	N/A

Affective (Psychiatric) Disorders	237	286	523	266	789	302	1,091	305	333	638					16%	22%
Abilify**	231	267	498	260	758	294	1,052	293	322	615					21%	23%	13%	13%

Immunoscience	5	18	23	34	57	31	88	40	53	93					194%	* **
Orencia	5	18	23	34	57	31	88	40	53	93					194%	* **	N/A	N/A

Other Pharmaceuticals
Efferalgan	—	—	—	—	—	—	—	—	—	—					—	—	N/A	N/A

NUTRITIONALS	247	282	529	267	796	295	1,091	274	275	549					-2%	4%
Enfamil	155	174	329	169	498	190	688	171	177	348					2%	6%	N/A	N/A
Enfagrow	—	—	—	—	—	—	—	—	—	—					—	—	N/A	N/A

OTHER HEALTH CARE	231	226	457	215	672	232	904	214	236	450					4%	-2%

CONVATEC	73	85	158	84	242	101	343	78	93	171					9%	8%
Ostomy	34	41	75	39	114	45	159	34	41	75					—	—	N/A	N/A
Wound Therapeutics	30	34	64	36	100	43	143	32	36	68					6%	6%	N/A	N/A

MEDICAL IMAGING	158	141	299	131	430	131	561	136	143	279					1%	-7%
Cardiolite	91	91	182	86	268	90	358	87	92	179					1%	-2%	N/A	N/A

*	This table presents Total Company sales on a legal entity source basis and segment and product sales on a country management reported basis. As a result, the sum of segment sales does not tie to Total Company sales.
**	Includes alliance revenue from the co-promotional agreement with Otsuka Pharmaceutical Co., Ltd.
***	In excess of +/- 200%
****	The estimated total U.S. prescription change for the retail and mail order channels are calculated based on Next-Generation Prescription Services (NGPS) version 2.0 data on a weighted-average basis. NGPS data is provided by IMS Health, a supplier of market research for the pharmaceutical industry. The weighted-average basis reflects the fact that mail order prescriptions include a greater volume of product supplied compared to retail prescriptions, which on average are 90 days for mail order and 30 days for retail. The calculation is derived by multiplying NGPS mail order prescription data by a factor that approximates three and adding to this the NGPS retail prescriptions.
*****	Beginning in the third quarter of 2006, the Sustiva Franchise includes sales of branded Sustiva, as well as revenue of bulk efavirenz included in the combination therapy, Atripla. Atripla is sold through a joint venture with Gilead Sciences, Inc. The change in U.S. total prescriptions growth for the Sustiva Franchise includes both branded Sustiva and Atripla prescription units.

BRISTOL-MYERS SQUIBB COMPANY

INTERNATIONAL* NET SALES BY PRODUCT

QUARTERLY SALES TREND ANALYSIS

($ in millions)

	2006							2007							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Total Company	$2,038	$2,065	$4,103	$1,984	$6,087	$2,098	$8,185	$1,971	$2,098	$4,069					2%	-1%

PHARMACEUTICALS	1,624	1,654	3,278	1,535	4,813	1,631	6,444	1,513	1,608	3,121					-3%	-5%

Cardiovascular	576	577	1,153	487	1,640	477	2,117	430	484	914					-16%	-21%
Plavix	136	157	293	156	449	153	602	151	174	325					11%	11%
Pravachol	234	195	429	119	548	96	644	78	85	163					-56%	-62%
Avapro/ Avalide	94	113	207	118	325	125	450	107	127	234					12%	13%
Coumadin	8	9	17	8	25	9	34	8	9	17					—	—

Virology	209	254	463	240	703	253	956	271	285	556					12%	20%
Reyataz	88	114	202	104	306	111	417	120	116	236					2%	17%
Sustiva Franchise****	67	78	145	73	218	78	296	82	86	168					10%	16%
Baraclude	2	5	7	8	15	18	33	28	39	67					* **	* **

Oncology	202	214	416	198	614	199	813	173	173	346					-19%	-17%
Erbitux	2	—	2	2	4	2	6	2	2	4					—	100%
Taxol	143	145	288	135	423	128	551	107	91	198					-37%	-31%
Sprycel	—	—	—	—	—	3	3	11	21	32					—	—

Affective (Psychiatric) Disorders	86	90	176	88	264	102	366	103	125	228					39%	30%
Abilify**	52	57	109	53	162	68	230	73	90	163					58%	50%

Immunoscience	—	—	—	—	—	1	1	1	2	3					—	—
Orencia	—	—	—	—	—	1	1	1	2	3					—	—

Other Pharmaceuticals
Efferalgan	68	62	130	62	192	74	266	81	69	150					11%	15%

NUTRITIONALS	318	300	618	315	933	323	1,256	332	345	677					15%	10%
Enfamil	82	79	161	77	238	81	319	83	90	173					14%	7%
Enfagrow	67	59	126	69	195	67	262	72	70	142					19%	13%

OTHER HEALTH CARE	180	204	384	203	587	215	802	199	221	420					8%	9%

CONVATEC	157	177	334	181	515	190	705	176	193	369					9%	10%
Ostomy	89	100	189	100	289	106	395	96	109	205					9%	8%
Wound Therapeutics	68	73	141	77	218	80	298	75	83	158					14%	12%

MEDICAL IMAGING	23	27	50	22	72	25	97	23	28	51					4%	2%
Cardiolite	12	14	26	11	37	13	50	12	14	26					—	—

*	This table presents Total Company sales on a legal entity source basis and segment and product sales on a country management reported basis. As a result, the sum of segment sales does not tie to Total Company sales.
**	Includes alliance revenue from the co-promotional agreement with Otsuka Pharmaceutical Co., Ltd.
***	In excess of +/- 200%
****	Beginning in the third quarter of 2006, the Sustiva Franchise includes sales of branded Sustiva, as well as revenue of bulk efavirenz included in the combination therapy, Atripla. Atripla is sold through a joint venture with Gilead Sciences, Inc.

BRISTOL-MYERS SQUIBB COMPANY

U.S. PHARMACEUTICALS NET SALES

EXCLUDING ESTIMATED IMPACT OF LAUNCH OF GENERIC CLOPIDOGREL BISULFATE

($ in millions)

	2007	2006	% Change
	Q2	Q2	Qtr vs. Qtr
U.S Pharmaceuticals Net Sales
U.S Pharmaceuticals Net Sales as Reported	$2,235	$2,197	2%
Estimated Impact of Launch of Generic Clopidogrel Bisulfate	50 to 100	—	—

U.S Pharmaceuticals Net Sales Excluding the Estimated Impact of Launch of Generic Clopidogrel Bisulfate	$2,285 to $2,335	$2,197	4% to 6%

BRISTOL-MYERS SQUIBB COMPANY

GROSS MARGIN

EXCLUDING SPECIFIED ITEMS

($ in millions)

	2007
	Q1	Q2			TOTAL YEAR
Net Sales	$4,476	$4,928			$9,404

Gross Profit
Gross Profit	$3,084	$3,379			$6,463
Specified items*	16	13			29

Gross Profit Excluding Specified Items	$3,100	$3,392			$6,492

Gross Margin %
Gross Margin %	68.9%	68.6%			68.7%
Specified items*	0.4%	0.2%			0.3%

Gross Margin % Excluding Specified Items	69.3%	68.8%			69.0%

	2006
	Q1	Q2	Q3	Q4	TOTAL YEAR
Net Sales	$4,676	$4,871	$4,154	$4,213	$17,914

Gross Profit
Gross Profit	$3,200	$3,303	$2,689	$2,766	$11,958
Specified items*	46	20	72	29	167

Gross Profit Excluding Specified Items	$3,246	$3,323	$2,761	$2,795	$12,125

Gross Margin %
Gross Margin %	68.4%	67.8%	64.7%	65.6%	66.8%
Specified items*	1.0%	0.4%	1.7%	0.7%	0.9%

Gross Margin % Excluding Specified Items	69.4%	68.2%	66.4%	66.3%	67.7%

*	Please refer to the Specified Item - QTD tab for detail of specified items.

BRISTOL-MYERS SQUIBB COMPANY

RESEARCH AND DEVELOPMENT EXPENSES

EXCLUDING SPECIFIED ITEMS

($ in millions)

	2007
	Q1	Q2			TOTAL YEAR
Research and Development Expenses	$807	$778			$1,585
Specified items*	80	17			97

Research and Development Expenses Excluding Specified Items	$727	$761			$1,488

	2006
	Q1	Q2	Q3	Q4	TOTAL YEAR
Research and Development Expenses	$750	$740	$756	$821	$3,067
Specified items*	18	1	17	49	85

Research and Development Expenses Excluding Specified Items	$732	$739	$739	$772	$2,982

*	Please refer to the Specified Item - QTD tab for detail of specified items.

BRISTOL-MYERS SQUIBB COMPANY

EFFECTIVE TAX RATE

EXCLUDING SPECIFIED ITEMS

($ in millions)

	2007
	Q1	Q2			TOTAL YEAR
Provision for Income Taxes
Provision for Income Taxes	$86	$257			$343
Specified items*	79	5			84

Provision for Income Taxes Excluding Specified Items	$165	$262			$427

Earnings Before Minority Interest and Provision for Income Taxes	$917	$1,157			$2,074
Earnings Before Minority Interest and Provision for Income Taxes Excluding Specified Items	$1,050	$1,182			$2,232

Effective Tax Rate
Effective Tax Rate	9.4%	22.2%			16.5%
Effective Tax Rate Excluding Specified Items	15.7%	22.2%			19.1%

	2006
	Q1	Q2	Q3	Q4	TOTAL YEAR
Provision for Income Taxes
Provision/(Benefit) for Income Taxes	$328	$256	$193	$(167)	$610
Specified items*	(49)	(3)	(34)	196	110

Provision for Income Taxes Excluding Specified Items	$279	$253	$159	$29	$720

Earnings/(Loss) Before Minority Interest and Provision for Income Taxes	$1,193	$1,110	$617	$(285)	$2,635
Earnings Before Minority Interest and Provision for Income Taxes Excluding Specified Items	$1,081	$1,120	$670	$425	$3,296

Effective Tax Rate
Effective Tax Rate	27.5%	23.1%	31.3%	58.6%	23.1%
Effective Tax Rate Excluding Specified Items	25.8%	22.6%	23.7%	6.8%	21.8%

*	Please refer to the Specified Item - QTD tab for detail of specified items.

BRISTOL-MYERS SQUIBB COMPANY

EARNINGS BEFORE MINORITY INTEREST AND INCOME TAXES

EXCLUDING SPECIFIED ITEMS

($ in millions)

	2007
	Q1	Q2			TOTAL YEAR
Earnings Before Minority Interest and Provision for Income Taxes	$917	$1,157			$2,074

Specified items:
Upfront and milestone payments	80	17			97
Downsizing and streamlining of worldwide operations	53	20			73
Litigation matters	—	14			14
Gain on sale of product assets	—	(26)			(26)

Subtotal	133	25			158

Earnings Before Minority Interest and Provision for Income Taxes Excluding Specified Items	$1,050	$1,182			$2,232

	2006
	Q1	Q2	Q3	Q4	TOTAL YEAR
Earnings / (Loss) Before Minority Interest and Provision for Income Taxes	$1,193	$1,110	$617	$(285)	$2,635

Specified items:
Gain on sale of product asset	(200)	—	—	—	(200)
Litigation matters	40	(14)	(29)	353	350
Insurance recoveries	(21)	—	(9)	(7)	(37)
Downsizing and streamlining of worldwide operations	69	24	91	131	315
Debt retirement costs	—	—	—	220	220
Claim for damages	—	—	—	13	13

Subtotal	(112)	10	53	710	661

Earnings Before Minority Interest and Provision for Income Taxes Excluding Specified Items	$1,081	$1,120	$670	$425	$3,296

BRISTOL-MYERS SQUIBB COMPANY

DILUTED EARNINGS PER COMMON SHARE

EXCLUDING SPECIFIED ITEMS

	2007
	Q1	Q2			TOTAL YEAR *
Diluted Earnings per Common Share	$0.35	$0.36			$0.71

Specified items:
Upfront and milestone payments	0.03	0.01			0.03
Downsizing and streamlining of worldwide operations	0.02	0.01			0.03
Gain on sale of product assets	—	(0.01)			(0.01)
Tax item	(0.02)	—			(0.02)

Subtotal	0.03	0.01			0.03

Diluted Earnings per Common Share Excluding Specified Items	$0.38	$0.37			$0.74

	2006
	Q1	Q2	Q3	Q4	TOTAL YEAR *
Diluted Earnings / (Loss) per Common Share	$0.36	$0.34	$0.17	$(0.07)	$0.81

Specified items:
Gain on sale of product asset	(0.06)	—	—	—	(0.06)
Litigation matters	0.01	—	(0.01)	0.14	0.14
Insurance recoveries	(0.01)	—	—	—	(0.01)
Downsizing and streamlining of worldwide operations / other	0.02	0.01	0.04	0.05	0.12
Debt retirement costs	—	—	—	0.07	0.07
Tax item	—	—	0.02	—	0.02

Subtotal	(0.04)	0.01	0.05	0.26	0.28

Diluted Earnings per Common Share Excluding Specified Items	$0.32	$0.35	$0.22	$0.19	$1.09

*	quarterly amounts may not add to the annual total due to rounding of individual calculations.

BRISTOL-MYERS SQUIBB COMPANY

SPECIFIED ITEMS

FOR THE THREE MONTHS ENDED JUNE 30, 2007 AND 2006

($ in millions)

Three months ended June 30, 2007

	Cost of products sold	Research and development	Provision for restructuring, net	Litigation settlement expense, net	Gain on sale of product assets	Total
Litigation Matters:
Litigation settlement	$—	$—	$—	$14	$—	$14

Other:
Upfront and milestone payments	—	17	—	—	—	17
Accelerated depreciation	13	—	—	—	—	13
Downsizing and streamlining of worldwide operations	—	—	7	—	—	7
Gain on sale of product assets	—	—	—	—	(26)	(26)

	$13	$17	$7	$14	$(26)	25

Income taxes on items above						(5)

Reduction to Net Earnings						$20

Three months ended June 30, 2006

	Cost of products sold	Research and development	Provision for restructuring, net	Litigation income, net	Total
Litigation Matters:
Commercial litigation	$—	$—	$—	$(14)	$(14)

Other:
Accelerated depreciation	20	1	—	—	21
Downsizing and streamlining of worldwide operations	—	—	3	—	3

	$20	$1	$3	$(14)	10

Income taxes on items above					3

Reduction to Net Earnings from Continuing Operations					$13

BRISTOL-MYERS SQUIBB COMPANY

SPECIFIED ITEMS

FOR THE SIX MONTHS ENDED JUNE 30, 2007 AND 2006

($ in millions)

Six months ended June 30, 2007

	Cost of products sold	Research and development	Provision for restructuring, net	Litigation settlement expense, net	Gain on sale of product assets	Total
Litigation Matters:
Litigation settlement	$—	$—	$—	$14	$—	$14

Other:
Upfront and milestone payments	—	97	—	—	—	97
Downsizing and streamlining of worldwide operations	—	—	44	—	—	44
Accelerated depreciation	29	—	—	—	—	29
Gain on sale of product assets	—	—	—	—	(26)	(26)

	$29	$97	$44	$14	$(26)	158

Income taxes on items above						(45)
Change in estimate for taxes on a prior year specified item						(39)

Reduction to Net Earnings						$74

Six months ended June 30, 2006

	Cost of products sold	Marketing selling and administrative	Research and development	Provision for restructuring, net	Litigation income, net	Gain on sale of product asset	Other expense, net	Total
Litigation Matters:
Insurance recovery	$—	$—	$—	$—	$(21)	$—	$—	$(21)
Commercial litigations	—	—	—	—	(14)	—	40	26

	—	—	—	—	(35)	—	40	5

Other:
Accelerated depreciation, asset impairment and contract termination	66	4	1	—	—	—	—	71
Downsizing and streamlining of worldwide operations	—	—	—	4	—	—	—	4
Upfront and milestone payments	—	—	18	—	—	—	—	18
Gain on sale of product asset	—	—	—	—	—	(200)	—	(200)

	$66	$4	$19	$4	$(35)	$(200)	$40	(102)

Income taxes on items above								52
Minority interest, net of taxes								(13)

Increase to Net Earnings from Continuing Operations								$(63)

BRISTOL-MYERS SQUIBB COMPANY

SELECT BALANCE SHEET INFORMATION

($ in millions)

	March 31, 2006	June 30, 2006	September 30, 2006	December 31, 2006		March 31, 2007	June 30, 2007	September 30, 2007	December 31, 2007
Cash, cash equivalents and marketable debt securities	$5,281	$5,357	$5,505	$4,013		$4,012	$4,646
Short-term borrowings	234	189	630	187		241	256
Long-term debt	8,278	8,239	7,837	7,248		7,132	6,978

Net debt	$3,231	$3,071	$2,962	$3,422		$3,361	$2,588

Receivables, net of allowances	$3,236	$3,326	$2,945	$3,247		$3,381	$3,632

Stockholders’ equity	11,556	11,712	11,589	9,991	(1)	10,261	10,762

Capital expenditures and capitalized software (for the quarter ended)	202	160	199	224		202	206

(1)	Includes the impact of the adoption of SFAS 158, “Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans - an amendment of FASB Statements No. 87, 88, 106 and 132(R)”

BRISTOL-MYERS SQUIBB COMPANY

2007 FULL YEAR PROJECTED DILUTED EPS

EXCLUDING PROJECTED SPECIFIED ITEMS

Full Year 2007
Projected Diluted Earnings per Common Share	$1.35 to $1.45
Projected Specified Items:
Upfront and milestone payments	0.06
Downsizing and streamlining of worldwide operations	0.05
Gain on sale of product assets	(0.09)
Tax item	(0.02)

Total	—

Projected Diluted Earnings per Common Share Excluding Specified Items	$1.35 to $1.45

2007 and 2008 Gross Margin/Research and Development/Tax Rate Projections Excluding Specified Items

Gross margin on a GAAP basis for the six months ended June 30, 2007 was 68.7%, which included specified items of $29 million and had a 0.3% adverse impact on gross margin in aggregate. On a non-GAAP basis, for the six months ended June 30, 2007 gross margin was 69.0%. On a non-GAAP basis, based on historical trends in 2006 and for the six months ended June 30, 2007 the Company projects gross margin for the full year 2007 to be at least 100 basis points higher than 2006 and for the full year 2008 to improve slightly compared to the full year 2007 estimate. There is no reasonably accessible or reliable comparable GAAP measure for this forward-looking information on gross margin. See Gross Margin non comparable tab.

Research and development expenses on a GAAP basis for the six months ended June 30, 2007 were $1,585 million, which included specified items of $97 million. On a non-GAAP basis, for the six months ended June 30, 2007 research and development expenses were $1,488 million. On a non-GAAP basis, based on historical trends in 2006 and for the six months ended June 30, 2007 the Company projects research and development expenses for the full year 2007 to increase in the mid single digit range compared to 2006 and for the full year 2008 to increase in the mid single digit range compared to the full year 2007 estimate. There is no reasonably accessible or reliable comparable GAAP measure for this forward-looking information on research and development. See R&D non comparable tab.

The effective tax rate on a GAAP basis for the six months ended June 30, 2007 was 16.5%, which included specified items of $84 million in the tax provision, and had a 2.6% favorable impact on the effective tax rate in aggregate. On a non-GAAP basis, for the six months ended June 30, 2007 effective tax rate was 19.1%. On a non-GAAP basis, based on historical trends in 2006 and for the six months ended June 30, 2007 the Company projects effective tax rate for the full year 2007 to be in the 20% range and for the full year 2008 to be in the 22% to 24% range. There is no reasonably accessible or reliable comparable GAAP measure for this forward-looking information on the tax rate. See Tax Rate non comparable tab.

The GAAP results for the full year 2007 and 2008 would include specified items that may occur and impact results. These specified items could include charges and recoveries relating to significant legal proceedings, debt retirement costs and other charges related to new transactions, upfront and milestone payments, copromotion or alliance charges and charges for in-process research and development related to new external development transactions, gains or losses from asset disposals, restructuring activities and significant tax events. For a fuller discussion of certain of the litigation and other matters that could impact full year GAAP results, as well as the use of non-GAAP financial information, see Bristol-Myers Squibb Company Reports Financial Results For The Second Quarter of 2007, July 26, 2007, including “Outlook for 2007 and 2008” and “Use of Non-GAAP Financial Information” therein.

BRISTOL-MYERS SQUIBB COMPANY

ESTIMATED MONTHS ON HAND OF TOP 15 U.S. PHARMACEUTICAL PRODUCTS

IN THE U.S. WHOLESALER DISTRIBUTION CHANNEL

The following tables sets forth, for each of the Company’s top 15 pharmaceutical products (based on 2006 annual net sales) sold by the Company’s U.S. Pharmaceuticals business, the U.S. Pharmaceuticals net sales and the estimated number of months on hand of the applicable product in the U.S. wholesaler distribution channel for the quarters ended June 30, 2007 and 2006 and March 31, 2007 and 2006.

	June 30, 2007		June 30, 2006		March 31, 2007		March 31, 2006
	Net Sales	Months on Hand	Net Sales	Months on Hand	Net Sales	Months on Hand	Net Sales	Months on Hand
	(Dollars in Millions)		(Dollars in Millions)		(Dollars in Millions)		(Dollars in Millions)

Abilify (total revenue)	$322	0.4	$267	0.5	$293	0.4	$231	0.5
Avapro/Avalide	170	0.4	167	0.5	163	0.4	139	0.4
Baraclude	20	0.7	9	0.7	17	0.6	9	1.0
Coumadin	43	0.7	46	0.8	38	0.7	47	0.6
Erbitux (a)	160	0.4	172	—	158	0.3	136	—
Glucophage Franchise	17	0.6	22	0.6	21	0.6	25	0.7
Kenalog	26	0.5	22	0.8	18	0.5	23	0.7
Orencia (b)	53	0.5	18	0.3	40	0.3	5	0.9
Paraplatin	1	17.5	2	1.7	5	13.8	7	1.2
Plavix	1,015	0.4	988	0.5	787	0.6	850	0.4
Pravachol	47	0.5	128	1.0	57	0.6	302	0.4
Reyataz	138	0.6	122	0.6	143	0.7	119	0.6
Sprycel	14	0.8	—	—	10	0.7	—	—
Sustiva Franchise (c) (total revenue)	147	0.7	115	0.5	144	0.7	108	0.5
Zerit	15	0.7	18	0.7	12	0.6	19	0.7

For all products other than Erbitux and Orencia, the Company determines the above months on hand estimates by dividing the estimated amount of the product in the U.S. wholesaler distribution channel by the estimated amount of out-movement of the product from the U.S. wholesaler distribution channel over a period of 31 days, all calculated as described below. Factors that may influence the Company’s estimates include generic competition, seasonality of products, wholesaler purchases in light of increases in wholesaler list prices, new product launches, new warehouse openings by wholesalers and new customer stockings by wholesalers. In addition, such estimates are calculated using third-party data, which represent their own record-keeping processes and as such, may also reflect estimates.

Estimates of product in the wholesaler distribution channel and out-movement are based on weekly information received directly from third-parties, and excludes any inventory held by intermediaries such as retailers and hospitals, and excludes goods in transit to such wholesalers. The Company determines the amount of out-movement of a product over a period of 31 days by using the most recent out-movement of a product as provided by these third parties, adjusted to reflect the Company’s estimate of goods in transit to these wholesalers. The Company estimates the amount of goods in transit by using information provided by these wholesalers with respect to their open orders and the Company’s records of sales to these wholesalers with respect to such open orders.

(a)	In the first and second quarter of 2006, the Company sold Erbitux to intermediaries (such as wholessalers and specialty oncology distributors) and shipped Erbitux directly to the end-users of the product who are the customers of those intermediaries. Beginning in the third quarter of 2006, the Company expanded its distribution model to include two distributors who then held Erbitux inventory. One additional distributor was added for Erbitux in the first quarter of 2007. The Company recognizes revenue upon such shipment consistent with its revenue recognition policy. The above estimate of months on hand was calculated by dividing the inventories of Erbitux held by the distributors for their own accounts as reported by the distributors as of the end of the quarter by the out-movements of the product reported by the distributors over the last 31 day period. The inventory levels reported by the distributors are a product of their record-keeping process.
(b)	Orencia was launched in February 2006. From launch through the second quarter of 2006, the Company distributed Orencia through an exclusive distribution arrangement with a single distributor. Following approval of the supplemental Biologics License Application that allows a third party to manufacture Orencia at an additional site, the exclusive distribution arrangement terminated on July 17, 2006 and the Company expanded its distribution network for Orencia to multiple distributors. The above estimates of months on hand was calculated by dividing the inventories of Orencia held by these distributors at the end of the quarter by the out-movement of the product over the last 31 day period, as reported by these distributors. The inventory on hand and out-movements reported by these distributors are a product of the distributors’ own record-keeping process.
(c)	Beginning in the third quarter of 2006, the Sustiva Franchise includes sales of Sustiva, as well as revenue of bulk efavirenz included in the combination therapy, Atripla. The estimated months on hand of the product in the U.S. wholesale distribution channel only include branded Sustiva inventory.

BRISTOL-MYERS SQUIBB COMPANY

ESTIMATED MONTHS ON HAND OF TOP INTERNATIONAL PHARMACEUTICAL

AND WORLDWIDE NON-PHARMACEUTICAL PRODUCTS

The following table, which was posted on the Company’s website and filed on Form 8-K on May 31, 2007, sets forth for each of the Company’s key products sold by the businesses listed below, the net sales of the applicable product for each of the quarters ended March 31, 2007, December 31, 2006, March 31, 2006 and December 31, 2005, and the estimated number of months on hand of the applicable product in the direct customer distribution channel for the business as of the end of each of the four quarters. The estimates of months on hand for key products described below for the International Pharmaceuticals business are based on data collected for all of the Company’s significant business units outside of the U.S. For the other non-Pharmaceuticals reporting segments, estimates are based on data collected for the U.S. and all significant business units outside of the U.S.

	March 31, 2007		December 31, 2006		March 31, 2006		December 31, 2005
	Net Sales	Months on Hand	Net Sales	Months on Hand	Net Sales	Months on Hand	Net Sales	Months on Hand
	(Dollars in Millions)		(Dollars in Millions)		(Dollars in Millions)		(Dollars in Millions)
International Pharmaceuticals
Abilify (total revenue)	$73	0.6	$68	0.7	$52	0.6	$49	0.6
Avapro/Avalide	107	0.5	125	0.6	94	0.5	109	0.6
Baraclude	28	0.7	18	0.8	2	1.1	1	—
Bufferin	24	0.5	32	0.5	22	0.6	36	0.7
Capoten	26	0.8	31	0.8	35	0.8	38	0.8
Dafalgan	44	1.2	40	1.0	37	1.4	34	1.2
Efferalgan	81	1.1	74	0.7	68	1.2	74	1.0
Maxipime	29	0.5	33	0.6	40	0.8	48	0.8
Monopril	36	0.8	35	0.9	46	1.1	43	0.9
Perfalgan	58	0.5	54	0.5	46	0.6	43	0.6
Plavix	151	0.5	153	0.6	136	0.5	155	0.6
Pravachol	78	0.6	96	0.8	234	1.5	218	0.8
Reyataz	120	0.9	111	1.0	88	0.6	78	0.6
Sustiva Franchise (a)	82	0.5	78	0.5	67	0.5	68	0.6
Taxol	107	0.7	128	0.7	143	0.6	176	0.8
Videx/Videx EC	27	1.1	29	1.4	31	0.8	34	0.9
Nutritionals
Enfamil/Enfagrow	326	0.8	338	0.9	304	0.9	330	1.0
Nutramigen	52	0.9	54	1.0	48	1.0	48	1.1
Other Health Care
ConvaTec
Ostomy	130	0.9	151	1.0	123	0.9	145	1.0
Wound Therapeutics	107	0.9	123	1.0	98	0.9	112	0.9
Medical Imaging
Cardiolite	99	0.7	103	0.9	103	0.8	100	1.0

(a)	Beginning in the third quarter of 2006, the SUSTIVA Franchise includes sales of SUSTIVA, as well as revenue of bulk efavirenz included in the combination therapy, ATRIPLA. The estimated months on hand of the product in the distribution channel only include branded SUSTIVA inventory.

The above months on hand information represents the Company’s estimates of aggregate product level inventory on hand at direct customers divided by the expected demand for the applicable product. Expected demand is the estimated ultimate patient/consumer demand calculated based on estimated end-user consumption or direct customer out-movement data over the most recent 31 day period or other reasonable period. Factors that may affect the Company’s estimates include generic competition, seasonality of products, direct customer purchases in light of price increases, new product or product presentation launches, new warehouse openings by direct customers, new customer stockings by direct customers and expected direct customer purchases for governmental bidding situations.